Congress Financial Corporation (Florida)
777 Brickell Avenue Miami Florida 33131
P.O. Box 010550 Miami Florida 33101
305 371 6671   Fax 305 371 9456

January 12, 1998


Premix-Marbletite Manufacturing Co.
3009 NW 75th. Avenue
Miami, Florida 33122

           RE: Amendment to Amended and Restated Accounts Financing Agreement (Security Agreement) dated June 20, 1988

Gentlemen:

Reference is made to the Amended and Restated Accounts Financing Agreement (Security Agreement) entered into between us dated June 20, 1988.

By mutual agreement, Section 3.1 and 9.1 of the Accounts Financing Agreement (Security Agreement) are hereby amended to read as follows:

Effective January 1, 1998, substituting therefor the following:

Section 3.1 Interest shall be payable by us on the first day of each month upon the closing daily balances in our loan account for each day during the immediately preceding month, at a rate equal to two percent (2%) per annum in excess of the prime commercial interest rate (presently 8-1/2% per annum) from time to time publicly announced by CoreStates Bank, N.A., Philadelphia, Pennsylvania, whether or not such announced rate is the best rate available at such bank. The interest rate charged hereunder shall increase or decrease, respectively, in said prime loan rate, effective on the first day of the month after any change in said prime loan rate. Your interest charges shall be calculated on the basis of a 360-day year and shall be included in each monthly statement of our loan account. You shall have the right, at your option, to charge all such interest charges to our loan account on the first day of each month, and such interest charges shall be deemed to be paid by the first amounts subsequently credited thereto.

Section 9.1       Term
                  ----

                  (a) This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on June 19, 1999 (the "Renewal Date"), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof. Lender or Borrower may terminate this Agreement and the other Financing Agreements effective on the Renewal Date or on the anniversary of the

Amendment
Page 2

Renewal Date in any year by giving to the other party at least sixty (60) days prior written notice; provided, that, this Agreement and all other financing Agreements must be terminated simultaneously. Upon the effective date of termination or non-renewal of the Financing Agreements, Borrower shall pay to Lender, in full, all outstanding and unpaid Obligations and shall furnish cash collateral to Lender in such amounts as Lender determines are reasonably necessary to secure Lender from loss, cost, damage or expense, including attorneys' fees and legal expenses, in connection with any contingent Obligations, including issued and outstanding Letter of Credit Accommodations and checks or other payments provisionally credited to the Obligations and/or as to which Lender has not yet received final and indefeasible payment. Such payments in respect of the Obligations and cash collateral shall be remitted by wire transfer in Federal funds to such bank account of Lender, as Lender may, in its discretion, designate in writing to Borrower for such purpose. Interest shall be due until and including the next business day, if the amounts so paid by Borrower to the bank account designated by Lender are received in such bank account later than 12:00 noon, Eastern Standard time.

         (b) If for any reason this Agreement is terminated prior to the end of the then current term or renewal term of this Agreement, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits as a result thereof, Borrower agrees to pay to Lender, upon the effective date of such termination, an early termination fee in the amount of $20,000.

         Except as amended herein, all the terms and conditions of the Security Agreements between us remain in full force and effect.

                                              Congress Financial Corporation
                                                       (Florida)

                                              By: /S/
                                                 ------------------------------
                                                     Ramon Lebron

                                              Title: Vice President

ACCEPTED ON THIS      28TH.      DAY OF   January, 1998
                 --------------------------------------

By: /S/
   ---------------------------
       Howard L. Ehler, Jr.

Title:   Vice President

Congress Financial Corporation (Florida)
777 Brickell Avenue Miami Florida 33131
P.O. Box 010550 Miami Florida 33101
305 371 6671   Fax 305 371 9456

January 12, 1998


Acrocrete, Inc.
3009 NW 75th. Avenue
Miami, Florida 33122

           RE: Amendment to Amended and Restated Accounts Financing Agreement (Security Agreement) dated November 21, 1988

Gentlemen:

Reference is made to the Amended and Restated Accounts Financing Agreement (Security Agreement) entered into between us dated November 21, 1988.

By mutual agreement, Section 3.1 and 9.1 of the Accounts Financing Agreement (Security Agreement) are hereby amended to read as follows:

Effective January 1, 1998, substituting therefor the following:

Section 3.1 Interest shall be payable by us on the first day of each month upon the closing daily balances in our loan account for each day during the immediately preceding month, at a rate equal to two percent (2%) per annum in excess of the prime commercial interest rate (presently 8-1/2% per annum) from time to time publicly announced by CoreStates Bank, N.A., Philadelphia, Pennsylvania, whether or not such announced rate is the best rate available at such bank. The interest rate charged hereunder shall increase or decrease, respectively, in said prime loan rate, effective on the first day of the month after any change in said prime loan rate. Your interest charges shall be calculated on the basis of a 360-day year and shall be included in each monthly statement of our loan account. You shall have the right, at your option, to charge all such interest charges to our loan account on the first day of each month, and such interest charges shall be deemed to be paid by the first amounts subsequently credited thereto.

Section 9.1       Term
                  ----

                  (a) This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on June 19, 1999 (the "Renewal Date"), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof. Lender or Borrower may terminate this Agreement and the other Financing Agreements effective on the Renewal Date or on the anniversary of the

Amendment
Page 2

Renewal Date in any year by giving to the other party at least sixty (60) days prior written notice; provided, that, this Agreement and all other financing Agreements must be terminated simultaneously. Upon the effective date of termination or non-renewal of the Financing Agreements, Borrower shall pay to Lender, in full, all outstanding and unpaid Obligations and shall furnish cash collateral to Lender in such amounts as Lender determines are reasonably necessary to secure Lender from loss, cost, damage or expense, including attorneys' fees and legal expenses, in connection with any contingent Obligations, including issued and outstanding Letter of Credit Accommodations and checks or other payments provisionally credited to the Obligations and/or as to which Lender has not yet received final and indefeasible payment. Such payments in respect of the Obligations and cash collateral shall be remitted by wire transfer in Federal funds to such bank account of Lender, as Lender may, in its discretion, designate in writing to Borrower for such purpose. Interest shall be due until and including the next business day, if the amounts so paid by Borrower to the bank account designated by Lender are received in such bank account later than 12:00 noon, Eastern Standard time.

         (b) If for any reason this Agreement is terminated prior to the end of the then current term or renewal term of this Agreement, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits as a result thereof, Borrower agrees to pay to Lender, upon the effective date of such termination, an early termination fee in the amount of $20,000.

         Except as amended herein, all the terms and conditions of the Security Agreements between us remain in full force and effect.

                                              Congress Financial Corporation
                                                       (Florida)

                                              By: /S/
                                                 ------------------------------
                                                     Ramon Lebron

                                              Title: Vice President

ACCEPTED ON THIS      28TH.      DAY OF   January, 1998
                 --------------------------------------

By: /S/
   ---------------------------
       Howard L. Ehler, Jr.

Title:   Vice President

Congress Financial Corporation (Florida)
777 Brickell Avenue Miami Florida 33131
PO Box 010550 Miami Florida 33101
305 371 6671    Fax 305 371 9456

August 21, 1995


Mr. Howard Ehler
Imperial Industries, Inc.
3009 N.W. 75th. Avenue
Miami, Florida 33122-1439

Dear Howard:

Please be advised that effective on April 4, 1995 the aggregate line of credit of Acrocrete, Inc. and Premix-Marbletite was increased to $2,000,000.00.

Sincerely,

/S/
--------------------
Ramon Lebron
Vice President

RL/pc